Principal Variable Contracts Funds, Inc.
Supplement dated September 16, 2019
to the Statement of Additional Information dated May 1, 2019
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Delete all references to Michael J. Beer.
Delete the following sentence in the first paragraph:
The Board is currently composed of twelve members, nine of whom are Independent Directors.
Under Management Information, in the independent directors’ table, add “Member Executive Committee” to the “Position(s) Held with Fund and Length of Time Served as Director” column for Craig Damos.
Add the following row in alphabetical order to the Officers of the Fund table:

Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	President and Chief Executive Officer (since 2019)	President - Principal Funds, PLIC (since 2019) Principal Executive Officer, OFI Carlyle Private Credit JV (Oppenheimer Funds) (2011-2019)

INVESTMENT ADVISORY AND OTHER SERVICES
Effective January 1, 2020, make the following changes to the Management Agreement and Contractual Management Fee Waivers:
Delete the management agreement fee schedule for Real Estate Securities Account, and replace with the following:

	Net Asset Value of Account
Account	First $100 million	Next $100 million	Next $100 million	Next $100 million	Over $400 million
Real Estate Securities	0.83%	0.78%	0.73%	0.70%	0.68%
Delete the Contractual Management Fee Waiver for Real Estate Securities Account.

PORTFOLIO MANAGER DISCLOSURE
Effective December 31, 2019, delete references to Charles D. Averill.

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